VOYA VARIABLE PORTFOLIOS, INC.

Voya RussellTM Mid Cap Growth Index Portfolio

(the “Disappearing Portfolio”)

Supplement dated December 2, 2025

to the Disappearing Portfolio’s Class I, Class S, and Class S2 Shares’ Prospectus, dated May 1, 2025, as supplemented and related Statement of Additional Information, dated May 1, 2025, as supplemented

On November 13, 2025, the Board of Directors of Voya Variable Portfolios, Inc. (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
Voya RussellTM Mid Cap Growth Index	Voya RussellTM Mid Cap Index Portfolio
Portfolio

The Reorganization does not require shareholder approval. It is expected that the Reorganization will take place on or about July 10, 2026.

From the open of business on June 29, 2026 through the close of business on July 10, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE